Exhibit 10.3

                      FINDERS' FEE  AND MARKETING AGREEMENT


This Finder's Fee and Marketing Agreement is made as of the 2nd day of August, 2001.


BETWEEN  :    MAGNUM  INDUSTRIES INC., with its address at Suite 777 - 916 West
              Broadway,  Vancouver,  B.C.  Canada  V5Z  1K7.
              (  hereinafter called the " Company " ) OF  THE  FIRST  PART

AND:          EN MARINE INTERNATIONAL GROUP INC., with its address at 19J,
              720 Pudong Avenue, International Shipping & Finance Building, Shanghai 200120, China.
              (  hereinafter  called  the " EN MARINE ") OF  THE  SECOND PART


WHEREAS  :

A. The Company will enter into a Share Exchange Agreement with a Chinese company ( Changzhou Broadway Business Development Co. Ltd ) introduced through the efforts of EN MARINE, whereby the Company will assume all the assets of the Chinese company, and in exchange the Company will allot and issue its common to the shareholders of the Chinese company.

B. EN MARINE will endeavor to source private placement funding for the Company on an ongoing basis.

C. EN MARINE will be instrumental in arranging the transfer of the above assets of the Chinese company, as well as assist in arranging private placement funding for the Company. As consideration thereof, the Company desires to pay to EN MARINE by allotting and issuing 1,625,000 common shares.


NOW THEREFORE THIS AGREMENT WITNESSES that in consideration of the premises and mutual covenants and agreements herein contained the parties hereto agree as follows :

1. The Company will allot and issue common shares with a par value of $0.001 to the following personnel of EN MARINE. Such allotted shares ill be issued at a later date.


No. of Shares    Recipient Name              Recipient Address

620,000          En Marine                  #436-5525 W. Boulevard
                 International Group Inc    Vancouver, BC V6M 3W6


                 Quartz International       #777-916 W. Broadway, Vancouver, BC
375,000          Group Inc.                 V5Z 1K7

5,000            Mingzhe Ouyang             Room 601, No. 4 Building, Lane 447,
                                            Dong Baoxing Road, 200081, Shanghai,
                                            China.

625,000          Yuh Hsin Liu               Suite 777 - 916 West Broadway Vancouver
                                            B.C. Canada V5Z 1K7
---------------
1,625,000        Total

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

2. EN MARINE shall be paid a finder's fee of 10% of the total funds raised from such Private Placements that are acceptable to the Company. Such fees are paid as consideration of the Finder for its participation in arranging the Private Placements.

3. The fee shall be paid to the Finder within five (5) business days of receipt of the funds from such Private Placements.

4. Any notice to be given under this agreement shall be in writing and shall be delivered personally or mailed by registered post, postage prepaid, and addressed to the parties at their addresses as given on the first page of this agreement or at such address as may from time to time be notified in writing by any of the parties. Any such notice shall be deemed to have been given if delivered by hand on the day delivered, and if mailed, five (5) business days following the date of posting, provided that if there shall be at the time of mailing or between the time of mailing and the fifth business day following the date of posting, a mail strike, slowdown or other labour dispute which might affect delivery of such notice by mail, then such notice shall be effective only if actually delivered.

5. This agreement may not be amended or otherwise modified except by an instrument in writing signed by both parties.

6. The parties hereto shall execute such further and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this agreement.

7. This agreement will be construed under and governed by the laws of the State of Nevada.

8. This agreement represents the entire agreement between the parties and supersedes any and all prior agreements and understandings, whether written or oral, between the parties.

9. The agreement shall be binding upon and shall ensure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

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


IN WITNESS WHEREOF the parties hereto have duly executed this agreement as of the day, month and year first above written.


MAGNUM  INDUSTRIES  INC.

/s/  Peter  Khean
____________________________
Authorized  Signatory


EN  MARINE  INTERNATIONAL  GROUP  INC.

/s/  Nico  Huang
____________________________
Authorized  Signatory

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